                        DATED THIS 30th DAY OF SEPTEMBER, 1998
                        **************************************



                                         FROM



                             LEE GIM TEIK @ LEE LAI HOO
                                   MAN YIEW MING
                                     NG KOK WAH



                                          TO



                             NHANCEMENT TECHNOLOGIES INC.



                            *****************************

                                      GUARANTEE

                            *****************************


                                    Prepared By :

                                   SKRINE & CO.
                               ADVOCATES & SOLICITORS
                            UNIT NO. 50-8-1, 8TH FLOOR
                                WISMA UOA DAMANSARA
                                  50 JALAN DUNGUN
                                 DAMANSARA HEIGHTS
                                 50490 KUALA LUMPUR

                             FILE NO. KCK/KCH/1972077.4
                        V:\KCH\1972077.4\SHARES\J&SGUA-4.DOC
                                30th SEPTEMBER 1998

                                      GUARANTEE

To : NHANCEMENT TECHNOLOGIES INC.
     39420 Liberty Street
     Fremont
     California 94538
     United States of America

Dear Sirs,

ADVANTIS NETWORK & SYSTEM SDN BHD

1. IN CONSIDERATION of your agreeing to forbear any action against us in respect of the agreement for the sale of shares in ADVANTIS NETWORK & SYSTEM SDN. BHD. (Company No. 264705-A), a company incorporated in Malaysia and having its registered office at Unit No. 50-8-1, 8th Floor, Wisma UOA Damansara, 50 Jalan Dungun, Damansara Heights, 50490 Kuala Lumpur ("BORROWER") dated the 20th day of June, 1997 and made between yourselves ("LENDER") and ourselves and three
(3) other individuals namely Lee Ai Leng, Nordin Bin Mohamad Desa and Abdul Rahman Bin Mohamed Hussain, and to continue to make available to the Borrower the loan of US$300,000 ("LOAN") pursuant to an Agreement dated the 7th day of July, 1997 ("AGREEMENT", which term shall include any and all subsequent amendments and/or modifications thereto, including the repayment schedule set out in Schedule I hereto) made between the Lender and the Borrower and to three
(3) Promissory Notes issued by the Borrower to the Lender with respect to the Loan ("PROMISSORY NOTES"), We the parties whose names and addresses are set out in Schedule II hereto (severally "GUARANTOR" and collectively "GUARANTORS") HEREBY JOINTLY AND SEVERALLY UNCONDITIONALLY AND IRREVOCABLY GUARANTEE to the Lender as and for our own debt and as primary obligors in the Agreed Proportions set out in Schedule II hereto the due and punctual payment by the Borrower of all amounts due from the Borrower under the Agreement and each of the Promissory Notes in accordance with the terms thereof in the currency and in the manner in which the same are payable thereunder.

PROVIDED THAT the total amount recoverable from the Guarantors severally shall not exceed US$300,000 together with a further sum for all interest, costs and expenses payable under the Agreement or the Promissory Notes as shall have accrued or shall accrue and be due to the Lender at any time before or at any time after the date of such demand as stated above.

2. The Guarantors hereby acknowledge that the amount due by the Borrower to the Lender under the Agreement and the Promissory Notes in respect of the Loan and interest thereunder as at 31 August 1998 stood at US$326,500.

3. The Guarantors hereby agree that upon default by the Borrower in the payment of any sum falling due under the Agreement or the Promissory Notes, the Guarantors shall forthwith pay the same on demand by the Lender within 14 days of receipt of the said demand. The Guarantors hereby expressly waive all other formalities of any kind, as well as any requirement that the Lender exhaust any right to take any action against the Borrower and hereby consent to any extension of time for payment or other indulgence or concession granted to the Borrower.

4. Notwithstanding Clause 3 hereof and anything herein to the contrary, in the event of a default by the Borrower in the payment of any sum falling due under the Agreement or the Promissory Notes, which default is remedied and payment of the sum then falling due is made within forty-five (45) days of the due date of that payment, the Lender shall not proceed to call upon this Guarantee. In the event payment of the sum then falling due is not made within forty-five (45) days of the due date of that payment, the Guarantors shall make good that payment pursuant to this Guarantee, and that no further extension of time shall be permitted. The Guarantors hereby agree, accept and acknowledge that an event of default by the Borrower in the payment of any sum falling due under the Agreement or the Promissory Notes shall be capable of remedy on only three (3) occasions. On the occurrence of a fourth event of default by the Borrower in the payment of any sum falling due under the Agreement or the Promissory Notes, the entire balance of the Loan then outstanding, together with interest thereon, shall forthwith become immediately due and payable.

5. The Guarantors hereby undertake that until full and final repayment of all sums payable under the Agreement and the Promissory Notes, no lien or other security for or on account of the granting by the Guarantors of this Guarantee shall be taken except with the prior written consent of the Lender nor shall the Guarantors or any of them take any action against the Borrower or any of its property for or on account of any payments made by the Guarantors under this Guarantee and the Guarantors shall not, after a written demand has been made under this Guarantee, claim from the Borrower any sums which may be owing to the Guarantors or any of them or have the benefit of any set-off or counterclaim or proof against any dividend, composition or payment by the Borrower until all sums owing to the Lender under the Agreement and the Promissory Notes have been paid in full.

6. None of the Guarantors' liability to the Lender shall be discharged, diminished or affected by the granting of any time or indulgence to the Borrower or by the effecting of any compromise with or any agreement not to sue the Borrower or by the variation of any terms of the Agreement or by the Lender's failure to institute or pursue any legal proceedings against the Borrower and no waiver by the Lender of any breach of the Guarantors' obligations hereunder shall operate as a waiver of any future or continuing breach.

7. The Guarantors hereby agree that they shall not be discharged or released from this Guarantee by any arrangement made after this Guarantee or any dealing between the Borrower and the Lender without the knowledge or consent of the Guarantors or by any variation or alteration in the Agreement without the knowledge or consent of the Guarantors.

8. In order to give full effect to the provisions of this Guarantee the Guarantors hereby waive all rights inconsistent with such provisions and which they might otherwise as sureties be entitled to claim and enforce and the Guarantors declare that the Lender shall be at liberty to act as though the Guarantors are primary obligors to the Lender for all sums guaranteed by the Guarantors hereunder.

9. Any admission or acknowledgment in writing by the Borrower or by any person authorised by the Borrower of the amount of indebtedness of the Borrower to the Lender and any judgment recovered by the Lender against the Borrower in respect of such indebtedness shall be binding and conclusive on and against the Guarantors in all courts of law and elsewhere. A certificate by an officer of the Lender as to the money and liabilities for the time being due from the Borrower under the Agreement or the Promissory Notes shall be conclusive evidence in any legal proceedings against the Guarantors or their respective successors in title and personal representatives save for manifest errors.

10. All monies received by the Lender from or on account of the Borrower or from any other person or estate or from the realisation of any security or otherwise for the purpose of being applied in reduction of the monies in Clause 1 above mentioned shall be treated for all purposes as payments in gross and not as appropriated or attributed to any specific part or item of the said monies even if appropriated thereto by the person otherwise entitled so to appropriate. All securities now or at any time held by the Lender shall be treated as securities for the said general balance and other amount owing. None of the Guarantors will make any claim on such securities or any part thereof or any interest therein unless and until the Guarantors have paid all monies due from the Guarantors under this Guarantee and the Lender shall have received the full amount of such general balance and other amounts if any.

11. Should the Borrower become bankrupt or insolvent or being an incorporated company shall be wound up, the Lender may prove in the bankruptcy, insolvency or winding up of the Borrower for the whole amount outstanding against the Borrower and no money or dividend so received by the Lender shall be treated as received in respect of this Guarantee or otherwise in relation to the Guarantors but the full amount hereby guaranteed shall be payable by the Guarantors until the Lender shall have received from all sources one hundred cents in the United States Dollar on the ultimate balance outstanding against the Borrower. After the Lender has received such ultimate balance in full any claim on the part of the Guarantors to any excess or any securities remaining in the hands of the Lender shall be a matter of adjustment between the Lender the Guarantors and any other person or persons laying claim thereto.

12. This Guarantee shall be without prejudice to and shall not be affected nor shall any of the Guarantors be released or exonerated by any of the matters following:-

(a) the granting to the Borrower or any of the Guarantors of any time or indulgence;

(b) any dealing with exchanging release or modification or abstention from perfecting or enforcing any securities or other guarantees or rights it may now or at any time hereafter or from time to time have from or against the Borrower or any other person;

(c) compounding or entering into any compromise with the Borrower or any of the Guarantors.

13.       This Guarantee shall not be determined or in any way prejudiced by:-

(a) any change in the constitution of the Borrower whether by amalgamation, reconstruction or otherwise but shall enure and be available for all intents and purposes as if the resulting company or concern had been the one whose obligations were originally guaranteed; or

(b) any absorption of or by the Lender or any amalgamation thereof or therewith but shall enure and be available for past and subsequent advances and all other purposes for and by the absorbing or amalgamated company or concern.

14. The Guarantors hereby agree that the Lender may enforce this Guarantee against the Guarantors severally at any time. This Guarantee shall not be determinable by the Guarantors or their respective successors in title or personal representatives except on the terms of the Guarantors making full payment of the amount owing by the Borrower to the Lender under the Agreement and the Promissory Notes. Notwithstanding the foregoing, the Lender may at its discretion release any one or more of the Guarantors from their obligations under this Guarantee, but such a release shall not operate to release the remaining Guarantors from their obligations under this Guarantee.

15. The Guarantors agree that any sum or sums of money which may not be recoverable from the Guarantors on the ground that the grant of the Loan to the Borrower in any particular instance is affected in part or in whole by invalidity or unenforceability for whatever reason shall nevertheless be recoverable from the Guarantors as principal debtors.

16. As a separate and independent stipulation, the Guarantors agree to, and hereby do, deposit with Messrs. Skrine & Co. of Unit No. 50-8-1, 8th Floor, Wisma UOA Damansara, 50 Jalan Dungun, Damansara Heights, 50490 Kuala Lumpur ("LENDER'S SOLICITORS"), as custodian, their respective original certificates for the Common Stock of the Lender held by them with the transfer portion on the reverse of the afore-mentioned certificates duly signed by them respectively. The Guarantors hereby agree that in the event of a default in the Agreement or the Promissory Notes the Lender's Solicitors shall be entitled forthwith to forward the original certificates for the Common Stock of the Lender to the Lender to be credited at the then fair market value of the Common Stock against the settlement of any and all amounts owing by the Guarantors pursuant to the Agreement, the Promissory Notes and this Guarantee in the Agreed Proportions.

17. As a further separate and independent stipulation, the Guarantors hereby agree, covenant and undertake jointly and severally in the Agreed Proportions to keep the Lender indemnified against all damages, losses, claims, expenses and costs whatsoever suffered or incurred by the Lender as a result of the Lender continuing to make available and extend the Loan to the Borrower.

18. All amounts payable by the Guarantors pursuant to this Guarantee shall be made in the legal currency of the United States of America.

19. In this Guarantee words in the singular include the plural and words in the plural include the singular.

20. Any term condition or provision of this Guarantee which is illegal prohibited or unenforceable shall not invalidate the remaining provisions herein which shall remain in full force and effect.

21. This Guarantee shall be governed by and construed in accordance with the laws of California and the Guarantors agree to submit to the non-exclusive jurisdiction of the Courts of the United States of America. Nothing in this clause shall limit the right of the Lender to institute legal proceedings against the Guarantors in any Court of competent jurisdiction nor shall the taking of any proceedings in one or more jurisdiction preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

22. No assurance, security or payment which may be avoided under Section 293 or 294 of the Malaysian Companies Act 1965 or by any provisions of the Malaysian Bankruptcy Act, 1967 and no release, settlement or discharge which may have been given on the faith of any such assurance, security or payment shall prejudice or affect the Lender's right to recover from the Guarantors to the full extent of this Guarantee as if such assurance, security, payment, release, settlement or discharge (as the case may be) had never been granted, given or made.

23. All costs (legal or otherwise and where legal both judicial and extra judicial and as between solicitor and client) charges and expenses incurred or to be incurred hereunder by the Lender including any expenditure incurred or to be incurred in the enforcement and/or in the giving of any notice or in the making of any demand under pursuant to or in respect of this Guarantee or any monies secured by this Guarantee and all other monies whatsoever paid or to be paid by the Lender in respect of the said costs charges expenses and expenditure or otherwise howsoever and all or any other sums and monies paid or to be expended by the Lender hereunder shall be payable by the Guarantors to the Lender on demand and shall bear interest thereon calculated at the rate applicable to the Loan and such interest shall on demand be paid to the Lender by the Guarantors.

24. This Guarantee shall enure for the benefit of the Lender and its successors in title and be binding upon the Guarantors jointly and severally in the Agreed Proportions and their respective heirs, successors in title and personal representatives.

25.1 Any notice, demand or request required or permitted to be given or made under this Guarantee to the Lender or to the Guarantors shall be in writing and addressed, in the case of the Lender, to the addresses specified below and in the case of the Guarantors, to the addresses set out in the Schedule hereto and in either case, to such other address as may be notified in writing by either party to the other from time to time:-

          FOR THE LENDER:

          NHANCEMENT TECHNOLOGIES INC.
          39420 Liberty Street
          Fremont
          California 94538
          United States of America

          Facsimile No.: 00 - 1 - 510 - 793 6994

25.2 Any such notice, demand or request shall be sent by prepaid registered air-mail or delivered personally or sent by telefax addressed to the recipient and shall be conclusively deemed to be received:-

(a)       in the case of delivery in person, at the time of delivery;

(b) in the case of prepaid registered air-mail, 14 days after the date of posting;

(c) in the case of telefax, upon receipt by the sender of the answer-back code of the recipient at the end of the transmission.

26. The Guarantors agree that any demand for payment served by the Lender to any one of the Guarantors in the manner set out in Clause 25 above shall be deemed to be duly served on all the Guarantors.

27. This Guarantee may be executed in one or more counterparts each of which shall be deemed to be original but all of which together shall constitute one and the same instrument.

                        Dated this 30th day of September 1998.




              [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

SIGNED by LEE GIM TEIK @ LEE LAI HOO   )
on the 30th day of SEPTEMBER, 1998     )     /s/ LEE GIM TEIK @ LEE LAI HOO
in the presence of:-                   )


/s/ Andrew Khoo
 ..................................
Name of Witness: ANDREW KHOO
I C No.: 651031-10-5841




SIGNED by MAN YIEW MING                )
on the 30th day of SEPTEMBER, 1998     )     /s/ MAN YIEW MING
in the presence of:-                   )


/s/ Andrew Khoo
 ..................................
Name of Witness: ANDREW KHOO
I C No.: 651031-10-5841




SIGNED by NG KOK WAH                   )
on the 30th day of SEPTEMBER, 1998     )      /s/ NG KOK WAH
in the presence of:-                   )


/s/ Andrew Khoo
 ..................................
Name of Witness: ANDREW KHOO
I C No.: 651031-10-5841

                                      SCHEDULE I

                                  REPAYMENT SCHEDULE

Loan Amount @ August 31, 1998 inclusive of interest $326,500.00

 REPAYMENT DATE        REPAYMENT AMOUNT
---------------        ----------------
January 1, 1999          $12,101.97
February 1, 1999         $12,101.97
March 1, 1999            $12,101.97
April 1, 1999            $12,101.97
May 1, 1999              $12,101.97
June 1, 1999             $12,101.97
July 1, 1999             $12,101.97
August 1, 1999           $12,101.97
September 1, 1999        $12,101.97
October 1. 1999          $12,101.97
November 1, 1999         $12,101.97
December 1, 1999         $12,101.97
January 1, 2000          $12,101.97
February 1. 2000         $12,101.97
March 1, 2000            $12,101.97
April 1, 2000            $12,101.97
May 1, 2000              $12,101.97
June 1, 2000             $12,101.97
July 1, 2000             $12,101.97
August 1, 2000           $12,101.97
September 1, 2000        $12,101.97
October 1, 2000          $12,101.97
November 1, 2000         $12,101.97
December 1, 2000         $12,101.97
January 1. 2001          $12,101.97
February 1, 2001         $12,101.97
March 1, 2001            $12,101.97
April 1, 2001            $12,101.97
May 1, 2001              $12,101.97
June 1, 2001             $12,102.08

                                     SCHEDULE II

                                    THE GUARANTORS

    Name & Identity Card No.     Address & Telefax No.   Agreed Proportions
    ------------------------     ---------------------   ------------------

1.   LEE GIM TEIK @             12 Jalan Pintar                  85%
     LEE LAI HOO                6 1/2 Mile, Jalan Cheras
     (I C No. 0440157 (B))      56100 Kuala Lumpur

                                Fax No : 603-432 8872

2.   MAN YIEW MING              42 Jalan SR 8/15                  9%
     (I C No. A 0049929 (B))    Taman Putra Indah
                                43300 Serdang
                                Selangor

                                Fax No : 603-432 8872

3.   NG KOK WAH                 68, Jalan USJ 4/1G                6%
     (I C No. 641104-10-6919)   47600 UEP Subang
                                Selangor

                                Fax No : 603-432 8872


